Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sonder Holdings Inc. (the “Registrant”) for the three months ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sanjay Banker, Chief Financial Officer of the Registrant, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that::

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 10, 2022	/s/ Sanjay Banker
Sanjay Banker
Chief Financial Officer
(Principal Financial and Accounting Officer)